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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

          Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)    February 2, 2000

                             INVITROGEN CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          DELAWARE                     0-25317                 33-0373077
          --------                     -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


        1600 FARADAY AVENUE, CARLSBAD, CA                            92008
        ------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (760) 603-7200

                                 NOT APPLICABLE
        ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition Or Disposition Of Assets

         On February 2, 2000, Invitrogen Corporation ("Invitrogen") completed a merger pursuant to which Research Genetics, Inc., an Alabama corporation, merged with a wholly owned Delaware subsidiary of Invitrogen. Research Genetics, now a Delaware corporation, is a supplier of products and services for functional genomics and gene-based drug discovery research. Upon completion of the merger, each share of Research Genetics stock was converted into the right to receive 64 shares of Invitrogen common stock. The exchange ratio was calculated by dividing 3,200,000 by the total number of shares of Research Genetics common stock outstanding immediately prior to the effective time of the merger. The exchange ratio was based on (i) the negotiated value of Research Genetics, (ii) the number of Research Genetics shares outstanding, and (iii) the market price of Invitrogen Common Stock. Invitrogen intends to continue Research Genetics' operations as part of Invitrogen's business. A total of 3,200,000 shares of Invitrogen Common Stock were issued to the shareholders of Research Genetics as a result of the exchange of securities in the merger.

         In the merger, Invitrogen also acquired through Research Genetics four tracts of improved real estate which comprise the facilities used by Research Genetics. These facilities include approximately 153,000 square feet of office, production, research and development space, as well as space for planned expansion. At this time Invitrogen intends to continue to use these facilities for their current purposes.

ITEM 5.  Other Events

         On February 17, 2000 Invitrogen Corporation reported earnings information for its year ending December 31, 1999. The news release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         a) Financial Statements of Research Genetics. The audited financial statements for Research Genetics, Inc. as of December 31, 1999 and 1998 are filed as an exhibit hereto and are incorporated herein by reference.

         b) Pro forma financial information. Pro forma financial statements for Invitrogen Corporation and Research Genetics for the years ended December 31, 1999, 1998 and 1997 are filed as an exhibit hereto and are incorporated herein by reference.

         c) Exhibits.

     Exhibit                Description
     -------                -----------

     2.1 Agreement and Plan of Reorganization dated as of February 1, 2000 by and among Invitrogen Corporation, RG merger Corporation and Research Genetics, Inc. Incorporated by reference to Invitrogen Corporation's filing on form 8-K dated February 16, 2000.

     23.1                   Consent of Arthur Andersen LLP, Independent Public
                            Accountants

     99.1                   Invitrogen Corporation News Release dated February
                            17, 2000

     99.2 Research Genetics audited (i) Balance Sheets as of December 31, 1999 and 1998; (ii) Statements of Income for the years ended December 31, 1999 and 1998; (iii) Statements of Stockholders' Equity for the years ended December 31, 1999 and 1998; (iv) Statements of Cash Flows for the years ended December 31, 1999 and 1998; and related Notes to Financial Statements.

     99.3 Research Genetics audited (i) Balance Sheets as of December 31, 1998 and 1997; (ii) Statements of Income for the years ended December 31, 1998 and 1997; (iii) Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997; (iv) Statements of Cash Flows for the years ended December 31, 1998 and 1997; and related Notes to Financial Statements. Incorporated by reference to Invitrogen Corporation's filing on Form 8-K dated February 16, 2000.



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     99.4                   Invitrogen Corporation and Research Genetics
                            Unaudited Pro Forma (i) Combined Balance Sheet as of December 31, 1999; (ii) Combined Statements of Income for the years ended December 31, 1999, 1998 and 1997; and (iii) related Notes to Combined Financial Statements.

     27.01                  Financial Data Schedule - Invitrogen Corporation

     27.02                  Financial Data Schedule - Research Genetics


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 17, 2000                INVITROGEN CORPORATION

                                          By:  /s/ James R. Glynn
                                               --------------------------------
                                          James R. Glynn
                                          Chief Financial Officer



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                                                 INDEX OF EXHIBITS

     Exhibit                Description
     -------                -----------

     2.1 Agreement and Plan of Reorganization dated as of February 1, 2000 by and among Invitrogen Corporation, RG merger Corporation and Research Genetics, Inc. Incorporated by reference to Invitrogen Corporation's filing on form 8-K dated February 16, 2000.

     23.1                   Consent of Arthur Andersen LLP, Independent Public
                            Accountants

     99.1                   Invitrogen Corporation News Release dated February
                            17, 2000

     99.2 Research Genetics audited (i) Balance Sheets as of December 31, 1999 and 1998; (ii) Statements of Income for the years ended December 31, 1999 and 1998; (iii) Statements of Stockholders' Equity for the years ended December 31, 1999 and 1998; (iv) Statements of Cash Flows for the years ended December 31, 1999 and 1998; and related Notes to Financial Statements.

     99.3 Research Genetics audited (i) Balance Sheets as of December 31, 1998 and 1997; (ii) Statements of Income for the years ended December 31, 1998 and 1997; (iii) Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997; (iv) Statements of Cash Flows for the years ended December 31, 1998 and 1997; and related Notes to Financial Statements. Incorporated by reference to Invitrogen Corporation's filing on Form 8-K dated February 16, 2000.

     99.4 Invitrogen Corporation and Research Genetics Unaudited Pro Forma (i) Combined Balance Sheet as of December 31, 1999; (ii) Combined Statements of Income for the years ended December 31, 1999, 1998 and 1997; and (iii) related Notes to Combined Financial Statements.

     27.01                  Financial Data Schedule - Invitrogen Corporation

     27.02                  Financial Data Schedule - Research Genetics



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